EXHIBIT 99

                                          Merrill Lynch
                                          Pierce, Fenner & Smith Inc.


                                          World Financial Center
                                          North Tower
                                          New York, New York 10281-1323
                                          212 449 1000

MERRILL LYNCH


August 8, 1997


General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI  48202
Attention: Lisa Gracin

Ladies and Gentlemen:

We confirm that Merrill Lynch, Pierce, Fenner & Smith Incorporated, an Underwriter for General Motors Acceptance Corporation Debt Securities has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Debt Securities.

Regards,


s/  Scott G. Primrose
---------------------
Name:   Scott G. Primrose
Title:  Authorized Signatory
























Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048

212-783-7000

                                                      ----------------
                                                      SALOMON BROTHERS
                                                      ----------------



General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI  48202

To whom it may concern:

We confirm that Salomon Brothers Inc, an Underwriter for General Motors Acceptance Corporation Debt Securities, has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Debt Securities.



By:   s/ Martha D. Bailey
-------------------------
Martha D. Bailey
Vice President





























                               UBS SECURITIES LLC


UBS
Union Bank of Switzerland


July 30, 1997


Lisa Gracin
General Motors Acceptance Corporation
3031 West Grand Blvd.
New Center One, Suite 695
Detroit, MI  48202


      We confirm that UBS Securities LLC, an Underwriter for General Motors Acceptance Corporation Debt Securities, has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Debt Securities.



By:         UBS SECURITIES LLC


























                                 299 Park Avenue
                              New York, N.Y.  10171-0026
                             Telephone 212 821-4000
                              www.ubs.com

                              A Subsidiary of Union Bank of Switzerland


MORGAN STANLEY

                                                MORGAN STANLEY & CO.
                                                INCORPORATED
                                                1585 BROADWAY
                                                NEW YORK, NEW YORK 10036
                                                (212) 761-4000


                                                July 30, 1997


Ms. Lisa Gracin
General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI  48202


Dear Lisa:

We confirm that Morgan Stanley & Co. Incorporated, an Underwriter for General Motors Acceptance Corporation Debt Securities, has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Debt Securities.


                                    Very truly yours,

                                    s/ Michael Fusco
                                    ----------------
                                    Michael Fusco
                                    Vice President


























                                 LEHMAN BROTHERS




July 31, 1997


Ms. Lisa Gracin
General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI  48202

Dear Lisa:

We confirm that Lehman Brothers Inc., an Underwriter for General Motors Acceptance Corporation Debt Securities, has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Debt Securities.


                                          LEHMAN BROTHERS INC.

                                          By:  s/ Antonia Paterno-Castello
                                          --------------------------------
                                          Name:  Antonia Paterno-Castello
                                          Title: Managing Director



























                              LEHMAN BROTHERS INC.
           3 WORLD FINANCIAL CENTER 10TH FLOOR NEW YORK,NY 10285-1000


                                                                     J.P. MORGAN



J.P. Morgan Securities Inc.
60 Wall Street
New York NY
10260-0060



July 30, 1997



General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI  48202

Dear Sirs:

We confirm that J.P. Morgan Securities Inc., an Underwriter for General Motors Acceptance Corporation Debt Securities, has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Debt Securities.


Sincerely,

s/  Maureen T. Krim
-------------------
Maureen T. Krim
Vice President

























BEAR STEARNS
                                             BEAR, STEARNS, & CO. INC.
                                             245 PARK AVENUE
                                             NEW YORK, NEW YORK 10167
                                             (212) 272-2000

                                                           ATLANTA * BOSTON
                                             CHICAGO * DALLAS * LOS ANGELES
                                                   NEW YORK * SAN FRANCISCO

                                                         GENEVA * HONG KONG
                                                     LONDON * PARIS * TOKYO



                                  July 31, 1997



Mr. David C. Walker
Director of Liability Management
General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, Michigan  48202


Dear Mr. Walker:

We confirm that Bear, Stearns & Co. Inc., a dealer in General Motors Acceptance Corporation Debt Securities pursuant to a Rule 415 Shelf Registration effective August 4, 1997 (the "Registration Statement"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Debt Securities pursuant to the Registration Statement.


                                Very truly yours,



                              s/ Timothy A. O'Neill
                              ---------------------
                               Timothy A. O'Neill
                              Senior Managing Director